                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 10, 1999
                                                           -------------


                           HCSB FINANCIAL CORPORATION
                           --------------------------
                            (Exact name of registrant
                          as specified in its charter)




SOUTH CAROLINA                   TO BE ASSIGNED                 57-1079444
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                 5009 BROAD STREET, LORIS, SOUTH CAROLINA 29569
                 ----------------------------------------------
                    (Address of principal executive offices)




        Registrant's telephone number, including area code: (843)756-6333
                                                            -------------


HORRY COUNTY STATE BANK ( HCSB FINANCIAL CORPORATION IS A SUCCESSOR ISSUER UNDER
--------------------------------------------------------------------------------
               RULE 15D-5 OF THE SECURITIES EXCHANGE ACT OF 1934)
               --------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         HCSB Financial Corporation is a one-bank holding company formed for the purpose of acquiring all of the common stock of Horry County State Bank, a South Carolina state bank. HCSB Financial Corporation completed its acquisition of the Bank pursuant to a statutory share exchange effective on June 10, 1999. Upon completion of the share exchange, the assets and liabilities of HCSB Financial Corporation were substantially the same as those of Horry County State Bank.

         Horry County State Bank's common stock was registered with the Federal Deposit Insurance Corporation pursuant to Section 12(i) of the Securities Exchange Act of 1934 and the Bank filed periodic reports under the Exchange Act with the Federal Deposit Insurance Corporation.

         This Form 8-K is being filed for the purpose of including in the files of the Securities and Exchange Commission the annual report on Form 10-K for the year ended December 31, 1998 previously filed by Horry County State Bank with the Federal Deposit Insurance Corporation so that this document may be incorporated by reference into filings with the Commission as a filing of a predecessor registrant to HCSB Financial Corporation. This document is filed as an exhibit hereto, is incorporated by reference herein, and specifically made a part hereof.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

            Exhibit No.    Description
            -----------    -----------
                99.1       Form 10-K for Horry County State Bank for the year
                           ended December 31, 1998



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HCSB Financial Corporation



                                    By:  /s/ James R. Clarkson
                                         --------------------------------------
                                         James R. Clarkson
                                         President and Chief Executive Officer



Dated: August 5, 1999


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                                  EXHIBIT INDEX


Exhibit No.                      Description

99.1              Form 10-K for Horry County State Bank for the year ended
                  December 31, 1998